UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 6, 2005

Date of Report (Date of earliest event reported)

EL POLLO LOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-115486	33-0377527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Michelson Drive, Suite 550, Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

(949) 399-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 6, 2005, Kenneth W. Clark resigned as Vice President of Operations of El Pollo Loco, Inc. Mr. Clark’s resignation will be effective on January 25, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL POLLO LOCO, INC.

Dated: December 9, 2005	By:	/s/ Joseph Stein
Joseph Stein
Vice President of Finance, Chief Financial Officer and Treasurer